UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 7, 2017

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 25

Jackson Center, PA 16133

(Address of principal executive offices) (zip code)

(814) 786-8849

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Pauly to our Board of Directors

On December 7, 2017, John Pauly, age 56, was appointed to our Board of Directors.

Mr. Pauly has served as Executive Vice President at HealthWarehouse.com, Inc., an online Verified Internet Pharmacy Practice Site (VIPPS), since October 2017. From January 2017 through March 2017, Mr. Pauly served as the interim Chief Executive Officer of HealthWarehouse.com. From January 2016 until his time at HealthWarehouse.com, he was the Chief Operating Officer of Specialty Medical Drug Store, also a VIPPS accredited online pharmacy business.

Since January 2014, Mr. Pauly has been an independent consultant and investor to businesses in the pharmaceutical industry. From August 2013 through December 2013, he was Vice President at Acton Pharmaceuticals where he was responsible for the strategy and operations to commercialize its first FDA approved product, handling all implementation activities through outsourced third-parties.

From January 2013 through August 2013, Mr. Pauly was a consultant to the Chief Executive Officer of Crown Laboratories, Inc., a fully integrated specialty pharmaceutical company. There he assisted in creating and implementing corporate strategy, and OTC and Rx drug development, manufacturing and commercialization.

Prior to his time at Crown Laboratories, Mr. Pauly was at Merz Pharmaceuticals, LLC, a specialty healthcare company and subsidiary of Merz Pharmaceuticals GmbH, where he served as Vice President of Commercial Operations from May 2011 to June 2012 and Executive Director of OCG Strategy and Operations from March 2009 to April 2011. His duties at Merz included management of a unit of 98 people covering a wide-range of business functions. He played a major role in corporate strategy and evaluating licensing and M&A opportunities.

Mr. Pauly has also served in a variety of management positions within the healthcare and pharmaceutical industries since 1990 and brings a wide range of skills and expertise to the Board of Directors.

Mr. Pauly will be compensated similarly to other members of our Board of Directors. Board members have no fixed compensation terms and are typically compensated through stock options that are granted at the discretion of the Board based on the Company’s financial status.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: December 13, 2017	By:	/s/ William Hartman
William Hartman
	Its:	Chief Executive Officer

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